UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2020

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 South Unit Drive. Tulsa, Oklahoma	74132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Extension of the Expiration Date

On February 3, 2020, Unit Corporation (the “Company”) announced that it has extended the Expiration Date for its previously announced offer to exchange (the “Exchange Offer”) any and all of its outstanding 6.625% Senior Subordinated Notes due 2021 (CUSIP No. 909218AB5 / ISIN US909218AB56) (the “Old Notes”) for newly issued 10.000% Senior Secured Notes due 2024 and 7.000% Junior Secured Notes due 2025, upon the terms and conditions set forth in the prospectus relating to the Exchange Offer included in Amendment No. 2 to the Registration Statement filed with the Securities and Exchange Commission. A copy of the press release announcing the extension is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Borrowing Base Redetermination

On January 17, 2020, the borrowing base under the Company’s Senior Credit Agreement (the “Unit Credit Agreement”) was reduced from $275 million to $200 million. At December 31, 2019, the Company had approximately $108.2 million of outstanding borrowings under the Unit Credit Agreement.

This notice shall not constitute an offer to buy, nor shall there be any sale of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information in this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, except as expressly set forth by specific reference in the filing.

The press release furnished as an exhibit to this report contains forward-looking statements within the meaning of the Securities Act and the Exchange Act. Those forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company occasionally in its filings with the Securities and Exchange Commission (the “SEC”). Because of these risks, the Company’s actual results may differ materially from those indicated or implied by the forward-looking statements. Except as required by law, we disclaim any obligation to publicly update or revise forward looking statements after the date of this report to conform them to actual results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Unit Corporation, dated February 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIT CORPORATION

Date: February 3, 2020	By:	/s/ Mark E. Schell
	Name:	Mark E. Schell
	Title:	Senior Vice President, Secretary & General Counsel